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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                 Date of Report
                        (Date of earliest event reported)
                                 August 2, 2002

                            COLGATE-PALMOLIVE COMPANY
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

             1-644-2                                     13-1815595
             -------                                     ----------
     (Commission File Number)                  (IRS Employer Identification No.)

    300 Park Avenue New York, NY                           10022
    ----------------------------                           -----
(Address of principal executive offices)                 (Zip code)

        Registrant's telephone number, including area code (212) 310-2000
                                                           --------------

 Total number of sequentially numbered pages in this filing, including exhibits thereto: 6

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Item 9.    Regulation FD Disclosure

           On August 2, 2002, each of the Chairman and Chief Executive Officer, Reuben Mark, and Chief Financial Officer, Stephen C. Patrick, of Colgate-Palmolive Company submitted to the Securities and Exchange Commission (the "Commission") sworn statements certifying previously filed reports pursuant to Commission Order No. 4-460. Copies of these statements are attached hereto as Exhibits.

Item 7.    Financial Statements and Exhibits

           The following Exhibits are included herein:

           Exhibit 99-A Statement under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

           Exhibit 99-B Statement under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     COLGATE-PALMOLIVE COMPANY

Date: August 2, 2002                 By:   /s/ Andrew D. Hendry
                                          --------------------------------
                                          Andrew D. Hendry
                                          Senior Vice President, General Counsel
                                          and Secretary

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                                  EXHIBIT INDEX

Exhibit              Description

99-A Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99-B Statement under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings